                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 29, 2007
                                                           ------------

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


    Delaware                      333-140436                 13-3416059
--------------------------------------------------------------------------------
 (State or other                  (Commission               (IRS Employer
 jurisdiction of                 File Number)           Identification No.)
 incorporation)


            250 Vesey Street
  4 World Financial Center, 10th Floor                        10080
           New York, New York
--------------------------------------------------------------------------------
(Address of principal executive offices)                     Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

         The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006, prepared in accordance with U.S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 1, 2007; Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2007 and for the three-month periods ended March 31, 2007 and 2006 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2007 (which was filed with the Commission on May 10, 2007) and the Current Report on Form 8-K filed with the Commission on April 25, 2007 as they relate to Ambac Assurance Corporation, are hereby incorporated by reference into (i) the registration statement, (ii) the prospectus and (iii) the prospectus supplement and shall be deemed to be a part hereof.

ITEM 9.01. Financial Statements and Exhibits.


         (a) Not applicable.

         (b) Not applicable.

         (c) Not applicable.

         (d) Exhibits:

             23.1 Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By:     /s/ Paul Park
                                                --------------------------
                                        Name:   Paul Park
                                        Title:  Authorized Signatory

Date:  May 29, 2007

                                INDEX TO EXHIBITS


Exhibit No.                Description
-----------                -----------

23.1                       Consent of KPMG LLP, Independent Registered Public
                           Accounting Firm of Ambac Assurance Corporation.